                                                         Exhibit 24.0



                         POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the officer/director of Orion Capital Corporation whose signature appears below constitutes and appoints Alan R. Gruber, Larry D. Hollen and Michael P. Maloney his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-8 and any or all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all his said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfull do or cause to be done by virtue thereof.



  Signature and Title                                    Date
- -------------------------                           --------------


/s/ John C. Colman                                  May 31, 1995
- -------------------------
    John C. Colman
       Director


/s/ Larry D. Hollen                                 May 31, 1995
- ----------------------------------
    Larry D. Hollen
    President and
    Chief Operating Officer and
    Director


/s/ Robert H. Jeffrey                              May 31, 1995
- ----------------------
    Robert H. Jeffrey
      Director

  Signature and Title                                    Date
- ----------------------                                 --------

/s/ Warren R. Lyons                                 May 31, 1995
- ----------------------
    Warren R. Lyons
     Director


/s/ Ronald W. Moore                                May 31, 1995
- ----------------------
    Ronald W. Moore
     Director


/s/ Robert B. Sanborn                               May 31, 1995
- ----------------------
    Robert B. Sanborn
     Director


/s/ William J. Shepherd                             May 31, 1995
- -----------------------
    William J. Shepherd
     Director


/s/ John R. Thorne                                  May 31, 1995
- -----------------------
    John R. Thorne
     Director


/s/ Roger  Ware                                     May 31, 1995
- -----------------------
    Roger B. Ware
     Director